UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  May 1, 2001


                Huntingdon Life Sciences Group plc ("Huntingdon")
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             (Exact name of registrant as specified in its charter)


                                     England
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                 (State or other jurisdiction of incorporation)



                                   1-10173 N/A
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        (Commission File Number) (I.R.S. Employer Identification Number)




              Huntingdon Research Centre, Woolley Road, Alconbury,
                     Huntingdon, Cambs, PE 17 5HS, England
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                    (Address of principal executive offices)




     Registrant's telephone number, including area code: +44 (1480) 892000
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         (Former name or former address, if changed since last report)


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Item 9   REGULATION FD DISCLOSURE


Effective immediately, Huntingdon will no longer be a voluntary U.S. securities law filer in accordance with Form 10-K and related rules and regulations. In lieu thereof, Huntingdon will continue to make U.S. securities law filings as a foreign private issuer in accordance with Form 20-F and related rules and regulations. As such, Huntingdon will not be filing a Quarterly Report on Form 10-Q for the period ended March 31, 2001 but does plan to make yearly and half yearly earnings announcements in accordance with standard UK practice. The Company intends to file with the U.S. Securities and Exchange Commission those documents it is required to make public or distribute to its security holders pursuant to the laws of England.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             HUNTINGDON LIFE SCIENCES GROUP PLC




                                              /s/ Julian Griffiths
                                              By:  Julian Griffiths

                                              GROUP COMPANY SECRETARY







Dated:  May 1, 2001